SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 2001


                                  VITRIX, INC.
               (Exact Name of Registrant as Specified in Charter)


            Nevada                    001-10320                  13-3465289
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation                                      Identification No.)


51 West Third Street, Suite 310, Tempe, Arizona                    85281
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (480) 967-5800


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)(1) On June 4, 2001, Vitrix, Inc. (the "COMPANY"), with the approval of the Company's board of directors, dismissed BDO Seidman, LLP ("BDO SEIDMAN") as its independent accountants. The dismissal came as a result of notification by BDO Seidman that its audit fees for the fiscal year ending June 30, 2001 (the "2001 Fiscal Year"), were going to increase substantially. As discussed below, the Company has engaged the firm of Semple & Cooper LLP ("Semple & Cooper") as its independent auditors for the 2001 Fiscal Year. As a member of BDO Seidman Alliance Program, Semple & Cooper has joint ventured the audit work with respect to the Company's financial statements for the previous three fiscal years and, therefore, is familiar with the Company's financial statements.

     BDO Seidman's reports on the Company's consolidated financial statements for the past two years have not contained any adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the Company's two most recent fiscal years and the subsequent interim periods preceding BDO Seidman's dismissal, there have not been any disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused them to make a reference to the subject matter of the disagreement in connection with their reports.

     During the Company's two most recent fiscal years and subsequent interim period preceding the dismissal of BDO Seidman:

     (i) BDO Seidman did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist;

     (ii) BDO Seidman did not advise the Company that information had come to BDO Seidman's attention that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management;

     (iii) BDO Seidman did not advise the Company of the need to expand significantly the scope of their audit, or that information had come to their attention during such period that, if further investigated, may (A) materially impact the fairness or reliability of previously issued consolidated financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (B) cause BDO Seidman to be unwilling to rely on management's representations or be associated with the Company's consolidated financial statements; and

     (iv) BDO Seidman did not advise the Company that information had come to their attention that they had concluded materially impacted the fairness or reliability of previously issued consolidated financial statements and Reports of Independent Auditors, or the consolidated financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent consolidated financial statements covered by an audit report.

     The Company has provided BDO Seidman with a copy of the foregoing disclosure, and has requested that BDO Seidman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Company has filed as an Exhibit to this Form 8-K a copy of the letter from BDO Seidman required by Item 304 of Regulation S-K.

(a)(2) On June 4, 2001, the Company engaged Semple & Cooper as its independent auditors. Prior to its engagement, the Company had not consulted with Semple & Cooper with respect to:

     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

     (ii) any matter that was either the subject of a disagreement (as defined in Item 301(a)(1)(iv) of Regulation S-K) or a reportable event (as described in
Item 301(a)(1)(v) of Regulation S-K) .

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          16. Letter from BDO Seidman, LLP, dated June 4, 2001, regarding its concurrence or disagreement with the statements made by the registrant in the current report concerning the resignation or dismissal as the registrants principal accountant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VITRIX, INC.


                                        By: /s/ Craig J. Smith
                                            ------------------------------------
                                            Name:  Craig J. Smith
                                            Title: Chief Financial Officer

Dated: June 6, 2001

                                 Exhibit Index

Exhibit
Number    Description
------    -----------
16 Letter from BDO Seidman, LLP, dated June 4, 2001, regarding its concurrence or disagreement with the statements made by the registrant in the current report concerning the resignation or dismissal as the registrants' principal accountant.